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                                                                   Exhibit 10.24

                            STOCK PURCHASE AGREEMENT


     AGREEMENT, made as of the 22nd day of February 1996, between John J. Donovan (the "Buyer") and Len Hafetz (the "Seller").

     WHEREAS, the Seller is the registered owner of Four Hundred Thousand (400,000) shares (the "Shares") of the common stock of Business@Web, Inc., a Delaware corporation (the "Company"); and

     WHEREAS, the Seller and the Buyer have reached an understanding with respect to the sale by the Seller and the purchase by the Buyer of the Shares;

     ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

     1.  Sale of Capital Stock.  The Seller hereby agrees to sell to the Buyer,
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and the Buyer hereby agrees to purchase from the Seller, all of the Shares, at a purchase price of Five Dollars ($5.00) per share, for an aggregate purchase price of Two Million Dollars ($2,0000,000) (the "Purchase Price"). The purchase and sale of the Shares contemplated hereunder shall take place at a closing to be held on March 31, 1996 (or such earlier date as the Buyer may determine) at which closing the Seller shall deliver to the Buyer, against payment by the Buyer of the full Purchase Price for the Shares, the certificate representing the Shares, together with stock powers executed in blank in form sufficient to permit transfer of the Shares to the Buyer on the books of the Company .

     2.  Representations and Warranties of the Seller.  The Seller represents
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and warrants to the Buyer as follows:

         (a) Ownership of the Shares. The Seller is the lawful owner of the
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Shares, and the Seller has the full power and authority to sell such Shares, free and clear of any liens or encumbrances whatsoever. All of the Shares have been, to the best knowledge of the Seller, validly issued and are fully paid and nonassessable; and no person has any present or future right (conditional, preemptive or otherwise) to acquire any of the Shares.

         (b) No Breach or Conflict.  The sale of the Shares contemplated by this
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Agreement does not conflict with, or result in a breach of, or a default under, or give rise to a right of acceleration under, any agreement or instrument to which the Seller is a party or by which the Shares are bound.

         (c) Familiarity with Company Equity Offering Objectives.  The Seller is
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aware that the Company is engaged in a private placement of shares of the
Company's Preferred Stock based on a Company valuation of $100,000,000. The Seller also understands that it is the objective of the Company, at some time in the future, to offer shares of its Common Stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and that additional shares of Common Stock may be included therein to be sold for the account of individual shareholders of the Company. The
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Seller acknowledges that, in the event such public offering is consummated, the shares sold by the Company and by selling shareholders may be offered at a price in excess of the Purchase Price to be paid by the Buyer for purchase of the Shares hereunder and that the Shares may be included among the shares to be registered for sale in such offering.

     (d) Truth and Completeness of Representations and Warranties.  None of the
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information contained in the representations and warranties of the Seller set forth in this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     3.  Representations and Warranties of the Buyer.  The Buyer represents and
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warrants to the Seller as follows:

         (a) Investment Intent.  The Buyer is purchasing the Shares for
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investment and has no present intent of engaging in a distribution (as such term is defined in the Securities Act) of such Shares.

         (b) Knowledge and Experience.  The Buyer is knowledgeable and in
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businesses of the sort conducted by the Company and the Buyer acknowledges that he has had the opportunity to make inquiry of officers and management employees of the Company concerning the business and financial condition of the Company and has received answers to its inquiries that he considers fully responsive and satisfactory.

         (c) Investment Risk.  The Buyer understands that there is no public
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market for the Shares and that the Buyer may be required to hold the Shares indefinitely. The Buyer is capable of evaluating the merits and risks involved in the acquisition of the Shares and is capable of bearing the economic risk of such investment.

     4.  Conditions to the Buyer's Obligations.  The obligations of the Buyer
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hereunder shall be subject to the satisfaction, as of the date of closing, of the following conditions:

         (a) Truth and Accuracy of Seller's Representations  The
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representations and warranties of the Seller made herein shall have been true and correct when made and shall be true and correct in all material respects on and as of the closing date.

         (b) Absence of Material Adverse Change. There shall not have occurred
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any event which, in the reasonable judgment of the Buyer, has resulted or is likely to result in a material adverse change in the Company or the Company's business, financial condition or prospects.

         (c) Litigation.  There shall not be pending or threatened any
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litigation, investigation or proceeding challenging the transactions contemplated  hereby.
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     5.  Brokers.  The Seller and the Buyer each represents and warrants to the
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other that he has not engaged any broker or other person who would be entitled to any brokerage fee or commission with respect to the execution of this Agreement or the consummation of the transactions contemplated hereby. The Seller and the Buyer each agrees to indemnify and hold harmless the other against and in respect of any and all liabilities or expenses which may be incurred by the other as a result of claims asserted against the indemnified party or the Company by any broker or other person claiming brokerage commissions or finder's fees on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     6.  Successors and Assigns.  This Agreement shall be binding upon and shall
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inure to the benefit of the undersigned parties and their respective successors and assigns. The rights and obligations of the Buyer hereunder may be assigned by him, in whole or in part, to any person or entity; provided, however, that such assignment shall not relieve the Buyer of his obligation hereunder to purchase the Shares in the event the assignee or assignees breach such obligation.

     7.  Entire Agreement and Amendments.  This documents represents the entire
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agreement of the parties, and no other prior written or oral representation or understanding of the parties shall have any further force or effect. The Buyer and the Seller each represents and warrants to the other that, in entering this Agreement, he has relied on no statements, representations, inducements or promises made by such other party except as are expressly set forth in this Agreement. This Agreement may be modified only by a subsequent writing signed by both parties to this Agreement. Any provision hereof may be waived in any case by the written action of the party for whose benefit such provision was intended.

     8.  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of Delaware.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


THE BUYER:                             THE SELLER:


/s/ John J. Donovan                    /s/ Len Hafetz
_____________________________          _____________________________________
John J. Donovan                        Len Hafetz


PABOS:WEK:236786_1

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